                                                                   Exhibit 10.31

                         LIEN SUBORDINATION AGREEMENT

     THIS LIEN SUBORDINATION AGREEMENT is entered into this 4th day of January, 2000, by and among EnCap Energy Capital Fund III, L.P. ("Subordinated Creditor"), Schlumberger Technology Corporation ("Senior Creditor"), and Cheniere Energy, Inc. ("Debtor").

     WHEREAS, each of Senior Creditor and Subordinated Creditor has heretofore extended credit to Debtor; and

     WHEREAS, in order to secure the payment and performance of its obligations to Senior Creditor under that certain promissory note made by Debtor in the principal amount of $1,117,569.84 to the order to Senior Creditor of even date herewith (the "Senior Note"), Debtor has granted liens and security interests encumbering certain of its real and personal property (the "Collateral") to Senior Creditor pursuant to that certain (i) Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement ("Mortgage") by Debtor of even date herewith in favor of Senior Creditor (the liens and security interests created by such Mortgage are herein referred to as the "Senior Liens"), and (ii) Debt Restructure Agreement between Senior Creditor and Debtor of even date herewith; and

     WHEREAS, in order to secure the payment and performance of its obligations to Subordinated Creditor, Debtor has granted liens and security interests encumbering the Collateral to Subordinated Creditor pursuant to that certain Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement recorded in Cameron Parish, Louisiana on September 3, 1999 in Mortgage Book 245, File No. 261733, as amended by that certain First Amendment to Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement recorded in Cameron Parish, Louisiana on September 9, 1999 in Mortgage Book 245, File No. 2618017, and as amended by that certain Second Supplement and Amendment to Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement recorded in Cameron Parish, Louisiana on October 26, 1999 in Mortgage Book 246, File No. 262290 (such Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, as from time to time amended, is herein referred to as the "Subordinated Mortgage" and the liens and security interests created by Subordinated Mortgage are herein referred to as the "Subordinated Liens"); and

     WHEREAS, Senior Creditor has asked Subordinated Creditor to, and Subordinated Creditor has agreed to, subordinate the Subordinated Liens to the Senior Liens;

     NOW THEREFORE, Senior Creditor, Subordinated Creditor, and Debtor hereby agree as follows:

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

1. Subordinated Creditor hereby subordinates the Subordinated Liens to the Senior Liens to the same extent as if the Senior Liens had been properly recorded, filed, and otherwise perfected prior to the Subordinated Liens regardless of the relative priority of the Subordinated Liens without regard to this Lien Subordination Agreement.

2. Each party hereto agrees that the subordination contained herein shall become null and void upon the date on which all obligations owing by Debtor to Senior Creditor under the Senior Note have been satisfied in full.

3. Upon any sale, transfer or other disposition of any Collateral by either Senior Creditor or Subordinated Creditor in exercise of their respective rights as a lienholder, secured party or mortgagee, Subordinated Creditor shall have no right to any proceeds of such sale, transfer or other disposition until all obligations owing by Debtor to Senior Creditor under the Senior Note have been satisfied in full.

4. If Subordinated Creditor receives any payment or distribution of any kind (whether in cash, securities or other property) in contravention of either
     (i) this Lien Subordination Agreement, or (ii) the Three Party Agreement by and between Debtor, Senior Creditor and Subordinated Creditor of even date herewith, it shall hold such payment or distribution in trust for Senior Creditor, shall segregate the same from other cash or assets it holds and shall immediately deliver the same to Senior Creditor in the form received by Subordinated Creditor (together with any necessary endorsement).

5. If any term or provision of this Lien Subordination Agreement shall be determined to be illegal or unenforceable all other terms and provisions shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

6. This Lien Subordination Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Louisiana. This Lien Subordination Agreement may be separately executed in counterparts, each of which shall be deemed to constitute one and the same agreement. Facsimiles of executed documents shall be deemed original documents.

7.  Debtor hereby consents to the terms of this Lien Subordination Agreement.

     IN WITNESS WHEREOF, this Agreement is executed and delivered by the parties hereto as of date first written above.

WITNESSES                     CHENIERE ENERGY, INC.


                              By:
                                 ---------------------------------
Name:                            Walter L. Williams, Vice Chairman
                                 of the Board of Directors

Name:



                              Notary Public


                              ENCAP ENERGY CAPITAL FUND III, L.P.

                              By:  EnCap Investments L.C., General Partner
Name:
                                 By:
                                    --------------------------------------
                                    D. Martin Phillips, Managing Director
Name:




                              Notary Public


                              SCHLUMBERGER TECHNOLOGY CORPORATION


Name:                         By:
                                 ------------------------------
                                 Name:
                                 Title:
Name:



                              Notary Public

                                 ACKNOWLEDGMENT


STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


     On this date before me, the undersigned authority, personally came and appeared Walter L. Williams, to me personally known and known by me to be the person whose genuine signature is affixed to the foregoing document as the Vice Chairman of the Board of Directors of Cheniere Energy, Inc., a Delaware corporation, who signed said document before me in the presence of the two witnesses, whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed on behalf of such corporation by authority of its board of directors and as the free act and deed of such corporation and for the uses and purposes therein set forth and apparent.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Houston, Harris County, Texas, on the day and year first above written.




                              ______________________________________
                              NOTARY PUBLIC, State of Texas


                              ______________________________________
                                 (printed name)

My commission expires:


     [SEAL]

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


     On this date before me, the undersigned authority, personally came and appeared D. Martin Phillips, to me personally known and known by me to be the person whose genuine signature is affixed to the foregoing document as the Managing Director of EnCap Investments L.C., General Partner of EnCap Energy Capital Fund III, L.P., a Texas limited partnership, who signed said document before me in the presence of the two witnesses, whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed on behalf of such general partner acting on behalf of said limited partnership by proper authority and as the free act and deed of such general partner acting of behalf of said limited partnership and for the uses and purposes therein set forth and apparent.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Houston, Harris County, Texas, on the day and year first above written.



                              ______________________________________
                              NOTARY PUBLIC, State of Texas


                              ______________________________________
                                 (printed name)

My commission expires:


     [SEAL]

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


     On this date before me, the undersigned authority, personally came and appeared ___________________________________________, to me personally known and known by me to be the person whose genuine signature is affixed to the foregoing document as the __________________________________________of Schlumberger
Technology Corporation, a Texas corporation, who signed said document before me in the presence of the two witnesses, whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed on behalf of such corporation by authority of its board of directors and as the free act and deed of such corporation and for the uses and purposes therein set forth and apparent.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Houston, Harris County, Texas, on the day and year first above written.



                              ______________________________________
                              NOTARY PUBLIC, State of Texas

                              ______________________________________
                                 (printed name)

My commission expires:


     [SEAL]